UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2014

ENERGY TRANSFER EQUITY, L.P.
(Exact name of Registrant as specified in its charter)

Delaware	001-32704	30-0108820
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3738 Oak Lawn Avenue
Dallas, Texas 75219
(Address of principal executive offices)

(214) 981-0700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.
Purchase Agreement

On May 22, 2014, Energy Transfer Equity, L.P. (the “Partnership”) entered into a purchase agreement (the “Purchase Agreement”) with Credit Suisse Securities (USA) LLC (“Credit Suisse”), as representative of the several initial purchasers named therein (the “Purchasers”), with respect to an offering (the “Offering”) by the Partnership of $700 million aggregate principal amount of additional 5.875% Senior Notes due 2024 (the “Additional Notes”). The Additional Notes were issued in a transaction exempt from the Securities Act of 1933, as amended (the “Securities Act”), and were resold by the Purchasers in reliance on Rule 144A and Regulation S of the Securities Act.
The Purchase Agreement contains customary representations, warranties and agreements by the Partnership, and customary conditions to closing, indemnification obligations of the Partnership and the Purchasers, including for liabilities under the Securities Act, other obligations of the parties and termination provisions.
In connection with the Offering, the Partnership entered into a registration rights agreement, dated May 28, 2014, with Credit Suisse, as representative of the Purchasers (the “Registration Rights Agreement”). Pursuant to the Registration Rights Agreement, the Partnership has agreed to file a registration statement with the Securities and Exchange Commission so that holders of the Additional Notes can exchange such notes for registered notes (the “Exchange Notes”) that have substantially identical terms as the Additional Notes and evidencing the same indebtedness as the Additional Notes. The Partnership will use commercially reasonable efforts to cause the exchange to be completed within 180 days of May 28, 2014 (the “Exchange Date”), and if it cannot effect the exchange offer within such period or in certain other circumstances, it will use commercially reasonable efforts to cause a shelf registration statement for the resale of the Additional Notes to become effective. If the Partnership fails to satisfy these obligations on a timely basis, an additional 0.25% of interest will accrue on the Additional Notes for the first 90-day period following the Exchange Date and an additional 0.25% of interest for each additional 90-day period that elapses until the exchange offer is completed or the shelf registration statement is declared (or becomes) effective, as applicable, up to a maximum of 1% per year. The summaries of the Purchase Agreement and the Registration Rights Agreement in this report do not purport to be complete and are qualified in their entirety by reference to the full text of the Purchase Agreement and the Registration Rights Agreement, which are filed hereto as Exhibit 1.1 and Exhibit 4.4, respectively.
The Purchasers and their respective affiliates perform various financial advisory, investment banking and commercial banking services from time to time for the Partnership and its affiliates, for which they received or will receive customary fees and expense reimbursement. Additionally, certain of the Purchasers or their affiliates have a lending relationship with the Partnership.
5.875% Senior Notes due 2024
On May 28, 2014, the Partnership completed the Offering of the Additional Notes. The Partnership received net proceeds of approximately $708.4 million from the Offering, after deducting the initial purchasers’ discount and estimated offering expenses, and intends to use the net proceeds to repay indebtedness under its revolving credit facility, and any remaining net proceeds will be used for general partnership purposes. The Additional Notes are additional notes under the Indenture dated September 20, 2010 (the “Base Indenture”), between the Partnership and U.S. Bank National Association, as trustee, as supplemented by the Fourth Supplemental Indenture, dated December 2, 2013, the Fifth Supplemental Indenture, dated May 28, 2014 and the Sixth Supplemental Indenture dated May 28, 2014 (the “Indenture) pursuant to which the Partnership issued $450 million aggregate principal amount of its 5.875% Senior Notes due 2024 on December 2, 2013 (the “Original Notes”). The Additional Notes, together with the Original Notes, will be treated as a single series for all purposes under the Indenture, including notices, consents, waivers, amendments, redemptions and any other action permitted under the Indenture. However, because the Partnership issued the Additional Notes in a private offering exempt from registration under the Securities Act, the Additional Notes initially will not be fungible for trading purposes with the Original Notes and will trade under different CUSIP numbers. A description of the terms of the Additional Notes and the Original

Notes are set forth in the Partnership’s Current Report on Form 8-K which was filed with the SEC on December 2, 2013 and is incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information included in Item 1.01 of this Form 8-K is incorporated into this Item 2.03 by reference.

Item 9.01.	Financial Statements and Exhibits.

Exhibit Number	Description
1.1	Purchase Agreement, dated as of May 22, 2014, between Energy Transfer Equity, L.P. and Credit Suisse Securities (USA) LLC, as representative of the several initial purchasers.
4.1
Indenture, dated September 20, 2010, between Energy Transfer Equity, L.P. and U.S. Bank National Association, as trustee (incorporated by reference to the Partnership’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 20, 2010).

4.2	Fifth Supplemental Indenture, dated May 28, 2014, between Energy Transfer Equity, L.P. and U.S. Bank National Association, as trustee.
4.3	Sixth Supplemental Indenture, dated May 28, 2014, between Energy Transfer Equity, L.P. and U.S. Bank National Association, as trustee (including form of the Notes).
4.4	Registration Rights Agreement, dated as of May 28, 2014, between Energy Transfer Equity, L.P. and Credit Suisse Securities (USA) LLC, as representative of the several initial purchasers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGY TRANSFER EQUITY, L.P.
By: LE GP, LLC, its general partner

Date: May 28, 2014	/s/ John W. McReynolds John W. McReynolds President

EXHIBIT INDEX

Exhibit Number	Description
1.1	Purchase Agreement, dated as of May 22, 2014, between Energy Transfer Equity, L.P. and Credit Suisse Securities (USA) LLC, as representative of the several initial purchasers.
4.1
Indenture, dated September 20, 2010, between Energy Transfer Equity, L.P. and U.S. Bank National Association, as trustee (incorporated by reference to the Partnership’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 20, 2010).

4.2	Fifth Supplemental Indenture, dated May 28, 2014, between Energy Transfer Equity, L.P. and U.S. Bank National Association, as trustee.
4.3	Sixth Supplemental Indenture, dated May 28, 2014, between Energy Transfer Equity, L.P. and U.S. Bank National Association, as trustee (including form of the Notes).
4.4	Registration Rights Agreement, dated as of May 28, 2014, between Energy Transfer Equity, L.P. and Credit Suisse Securities (USA) LLC, as representative of the several initial purchasers.